UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 25, 2005 (April 19, 2005)




                                  Nephros, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 001-32288


           Delaware                                            13-3971809
 (State or other Jurisdiction of                            (I.R.S. Employer
         Incorporation)                                    Identification No.)


                     3960 Broadway, New York, New York 10032
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 781-5113
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 19, 2005, the Board of Directors of Nephros, Inc. (the "Company") approved an increase of the annual salary of Marc L. Panoff, the Company's Chief Financial Officer, from $140,000 to $160,000 effective as of January 1, 2005.

Item 5.02. Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

(d) Appointment of New Director.

On April 19, 2005, the Board appointed Bernard Salick, M.D. as a director of the Company to fill a newly created vacancy on the Board. There was no arrangement or understanding pursuant to which Dr. Salick was elected as a director. The Company was not and is not a party to any transaction during the last two years or any proposed transactions in which Dr. Salick had or is to have a direct or indirect material interest. Dr. Salick is expected to serve on the Board's Compensation Committee.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Certificate of Incorporation

On April 19, 2005, the Board retired all of the shares of the Company's Series A, Series B, Series C and Series D Convertible Preferred Stocks. Effective April 21, 2005, the Company filed a Certificate of Retirement with the Secretary of State of the State of Delaware which had the effect of amending the Company's Third Amended and Restated Certificate of Incorporation so as to eliminate therefrom all reference to the Series A, Series B, Series C and Series D Convertible Preferred Stocks.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 25, 2005



                                    NEPHROS, INC.

                                    By: /s/ Marc L. Panoff
                                       --------------------------------------
                                       Marc L. Panoff
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)